Exhibit 24.1

                                POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Jeffrey W. Jones and Martha D. Rehm and each acting alone, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 of Vail Resorts, Inc. registering debt securities and to sign any or all amendments (including post-effective amendments) or supplements thereto and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or appropriate to be done with the Registration Statement and any amendments (including post-effective amendments) or supplements thereto, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Signature                 Title                Date
        ---------                 -----                ----

    /s/ Frank Biondi             Director            March 25, 2004
--------------------------
      Frank Biondi

   /s/ John J. Hannan            Director            March 25, 2004
--------------------------
     John J. Hannan

   /s/ John R. Hauge             Director            March 25, 2004
--------------------------
     John R. Hauge

/s/ Roland A. Hernandez          Director            March 25, 2004
--------------------------
  Roland A. Hernandez

   /s/ Robert A. Katz            Director            March 25, 2004
--------------------------
     Robert A. Katz

   /s/ Thomas H. Lee             Director            March 25, 2004
--------------------------
     Thomas H. Lee

  /s/ William L. Mack            Director            March 25, 2004
--------------------------
    William L. Mack

 /s/ Joe R. Micheletto           Director            March 25, 2004
--------------------------
   Joe R. Micheletto

   /s/ John F. Sorte             Director            March 25, 2004
--------------------------
     John F. Sorte

 /s/ William P. Stiritz          Director            March 25, 2004
--------------------------
   William P. Stiritz

   /s/ James S. Tisch            Director            March 25, 2004
--------------------------
     James S. Tisch